UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2012

BRIGHTPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-12845	35-1778566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7635 Interactive Way, Suite 200, Indianapolis, Indiana		46278
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (317) 707-2355

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

On June 29, 2012, Brightpoint, Inc., an Indiana corporation (“Brightpoint” or the “Company”), Ingram Micro Inc., a Delaware corporation (“Parent”) and Beacon Sub, Inc., an Indiana corporation (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. The Merger Agreement was unanimously approved by the Company’s Board of Directors (the “Board”).

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of Brightpoint (the “Common Stock”) issued and outstanding immediately prior to the Effective Time, will be converted into the right to receive $9.00 in cash (the “Merger Consideration”), excluding treasury shares and shares held by any direct or indirect subsidiary of Parent (other than Merger Sub).

The Merger Agreement also provides that at the Effective Time, each outstanding restricted stock unit, restricted stock award and restricted share of Common Stock granted under any company stock plan will be converted into the right to receive $9.00 in cash.

Each of Brightpoint, Parent and Merger Sub has made customary representations and warranties in the Merger Agreement, and each has agreed to use its reasonable best efforts to consummate the Merger. Brightpoint has also agreed to various covenants in the Merger Agreement, including, among others, (i) to conduct its business in all material respects in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the Effective Time and (ii) to cause a special meeting of Brightpoint’s shareholders to be held to consider the approval of the Merger Agreement.

Under a “no-shop” provision, Brightpoint may not solicit or initiate discussions (and has agreed to cease any existing discussions) with third parties regarding other proposals to acquire Brightpoint and has agreed to certain restrictions on its ability to respond to such proposals, subject to the fulfillment of certain fiduciary duties of the Board. The “no-shop” provision is subject to a customary “fiduciary-out” provision that allows Brightpoint, under certain circumstances, to provide information to and participate in discussions and engage in negotiations with third parties with respect to an alternative acquisition proposal that the Board, or any committee thereof, has determined is, or would reasonably be expected to result in, a Superior Proposal (as defined in the Merger Agreement).

Consummation of the Merger is subject to various conditions, including, (i) the affirmative vote by the holders of a majority of the outstanding shares of common stock of Brightpoint, (ii) the absence of any law, injunction, judgment, ruling, court order, decree or other governmental or court action restraining, enjoining or prohibiting the Merger, (iii) the accuracy of the representations and warranties made by the parties, (iv) the performance by the parties in all material respects of their covenants, obligations and agreements under the Merger Agreement and (v) the expiration or early termination of the waiting period applicable to the Merger under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of other required federal, state and foreign government approvals.

The Merger Agreement contains certain termination rights for Brightpoint and Parent including, with respect to Brightpoint, in the event that Brightpoint receives a Superior Proposal. In connection with the termination of the Merger Agreement under specified circumstances, including with respect to Brightpoint’s entry into an agreement with respect to an Acquisition Proposal (as defined in the Merger Agreement), Brightpoint is required to pay to the Parent a termination fee equal to $26 million. In addition, subject to certain limitations, either party may terminate the Merger Agreement if the Merger is not consummated by March 31, 2013.

The parties are entitled to seek specific performance in order to enforce the other parties’ obligations under the Merger Agreement.

The following members of Brightpoint’s senior management team have committed to senior roles within the new organization after the Merger is complete: Vincent Donargo, Brightpoint’s existing Chief Financial Officer, and existing Regional Presidents Mark Howell (Americas), Bruce Thomlinson (APAC) and Anurag Gupta (EMEA). In addition, Robert Laikin will serve in a senior advisory role to the new Chief Executive Officer.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference. The Merger Agreement has been attached as an exhibit in order to provide information regarding its terms. It is not intended to provide any other factual information about Brightpoint, Parent, Merger Sub or their respective subsidiaries and affiliates. The representations, warranties, covenants and agreements contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties to the Merger Agreement instead of establishing such matters as facts); and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any description thereof, as characterizations of the actual state of facts or condition of Brightpoint, Parent or Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Brightpoint and Parent.

Concurrently with the execution of the Merger Agreement, Brightpoint, Brightpoint Latin America, Inc. (“Brightpoint Shareholder”), Brightpoint International Ltd. (“Brightpoint International”, and together with Brightpoint and the Brightpoint Shareholder, the “Brightpoint Parties”) and Intcomex, Inc. (“Intcomex”) entered into an agreement (the “Intcomex Agreement”). Pursuant to the Intcomex Agreement, Intcomex agreed that: (i) the Purchase Agreement, dated as of March 16, 2011, by and among the Brightpoint Parties, Intcomex, Intcomex Colombia Ltda. and Intcomex de Guatemala, S.A., as amended (the “Purchase Agreement”), and the Amended and Restated

Shareholders Agreement of Intcomex, dated as of April 19, 2011, were amended to, among other things, eliminate the non-competition covenants applicable to the Brightpoint Parties and (ii) the license agreement dated April 19, 2011 between Brightpoint and Intcomex (the “License Agreement”) was terminated, provided that Intcomex retains the right to use the Brightpoint names and logos as set forth in the License Agreement in accordance with its terms for a period of 90 days. In connection with such amendments to the Purchase Agreement and Intcomex Shareholders Agreement, the Brightpoint Shareholder agreed to pay to Intcomex $5,000,000 and cause its director nominee to resign from Intcomex’s board of directors. The Brightpoint Parties also entered into an option agreement with the other parties pursuant to which the Brightpoint Shareholder granted to Intcomex a five-year option, effective upon closing of the Merger, to purchase Intcomex common stock held by the Brightpoint Shareholder for a purchase price of $3,000,000 less any dividends paid on such shares to the Brightpoint Shareholder prior to the exercise of the option.

ITEM 2.02	Results of Operations and Financial Condition.

On July 2, 2012, the Company issued a press release announcing preliminary estimates of its financial results for the three months ended June 30, 2012.

In these preliminary estimates the Company has provided income from continuing operations and earnings per share on both a U.S. GAAP basis and on an as-adjusted non-GAAP basis because the Company’s management believes it provides meaningful information to investors. Among other things, it may assist investors in evaluating the Company’s on-going operations. Adjustments to earnings per share from continuing operations generally include certain non-cash charges such as stock-based compensation and amortization of acquired finite lived intangible assets as well as other items that are considered to be unusual or infrequent in nature, such as goodwill impairment charges and restructuring charges. The specific items excluded with respect to our preliminary second quarter estimates of non-GAAP income from continuing operations per share are estimated stock-based compensation expense, estimated amortization expense and estimated restructuring charge. The Company considers these items unrelated to its core operating performance and believes that use of this non-GAAP measure allows comparison of operating results that are consistent over time. Non-GAAP income from continuing operations per share is calculated by dividing non-GAAP income from continuing operations by non-GAAP weighted average common shares outstanding (diluted). For purposes of calculating non-GAAP income from continuing operations per share, the Company adds back certain shares presumed to be repurchased under the U.S. GAAP treasury stock method related to stock based compensation expense. The Company believes these non-GAAP disclosures provide important supplemental information to management and investors regarding financial and business trends relating to the Company’s financial condition and results of operations. Management uses these non-GAAP measures internally to evaluate the performance of the business and to evaluate results relative to incentive compensation targets for certain employees. Investors should consider non-GAAP measures in addition to, not as a substitute for, or as superior to, measures of financial performance prepared in accordance with U.S. GAAP.

A copy of the press release is annexed as exhibit 99.4 to this Current Report on Form 8-K and shall not be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, nor shall it be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01	Financial Statements and Exhibits.

2.1	Agreement and Plan of Merger by and among Brightpoint, Inc. Ingram Micro Inc. and Beacon Sub, Inc.*

99.1	Joint Press Release Issued by Brightpoint, Inc. and Ingram Micro Inc.

99.2	Release Agreement dated as of June 29, 2012 by and among the Brightpoint Parties, Intcomex and the other Intcomex shareholders.

99.3	Option Agreement dated as of June 29, 2012 by and among the Brightpoint Parties, Intcomex and the other Intcomex shareholders.

99.4	Press Release of Brightpoint, Inc. regarding the three months ended June 30, 2012; Financial Results dated July 2, 2012.

Additional Information and Where to Find It

Brightpoint intends to file with the SEC a proxy statement and intends to furnish or file other materials with the SEC in connection with the proposed merger. The definitive proxy statement will be sent or given to the shareholders of Brightpoint and will contain important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, BRIGHTPOINT’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THOSE OTHER MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BRIGHTPOINT AND THE PROPOSED MERGER. The proxy statement and other relevant materials (when they become available), and any other documents filed by Brightpoint with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Brightpoint by contacting Brightpoint’s Investor Relations by telephone at (317) 707-2745, or by mail at Brightpoint, Inc., 7635 Interactive Way, Suite 200, Indianapolis, Indiana, 46278, Attention: Investor Relations, or by going to Brightpoint’s Investor Relations page on its corporate website at www.brightpoint.com.

Participants in the Solicitation

Brightpoint and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Brightpoint in connection with the proposed acquisition. Information regarding the interests of these directors and executive officers in the

*	The Company has omitted certain schedules and exhibits pursuant to the 601(b)(2) of regulation S-K and shall furnish supplementally to the Securities and Exchange Commission (the “SEC”) copies of any of the omitted schedules and exhibits upon request by the SEC.

transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is included in Brightpoint’s proxy statement for its 2012 Annual Meeting of Shareholders, which was filed with the SEC on March 23, 2012 and in Brightpoint’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on February 29, 2012.

Cautionary Statement for the Purpose of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

The matters in this filing that are forward-looking statements are based on current management expectations. Certain risks may cause such expectations to not be achieved and, in turn, may have a material adverse effect on Brightpoint’s business, financial condition and results of operations. Brightpoint disclaims any duty to update any forward-looking statements.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements.

Important risk factors that could cause actual results to differ materially from those discussed in the forward-looking statements include, without limitation: our ability to timely complete the transaction, if at all; our ability to complete the transaction considering the various closing conditions, including those conditions related to regulatory approvals and shareholder approval; the financial performance of Brightpoint during the pendency of the merger; Brightpoint’s business may not perform as expected due to transaction-related uncertainty or other factors; the ability of Brightpoint to retain relationships with customers, vendors and carriers; management’s ability to execute its plans, strategies and objectives for future operations and growth of the mobility industry during the pendency of the merger.

For a further discussion of significant factors to consider in connection with forward-looking statements concerning Brightpoint, reference is made to Item 1A Risk Factors of Brightpoint’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and Item 1A Risk Factors of Brightpoint’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2012; other risks or uncertainties may be detailed from time to time in Brightpoint’s future SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHTPOINT, INC.
(Registrant)

By:	/s/ Craig M. Carpenter
Craig M. Carpenter
Executive Vice President, General Counsel and Secretary

Date: July 2, 2012

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